Exhibit 99.5


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
August, 1997

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  6.11%
     August, 1997  6.36%
     July, 1997  6.05%
     June, 1997  5.92%



Cash Yield                                              18.43%


Investor Charge Offs                                    4.67%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.05%


Seller's Interest                                       17.77%


Total Payment Rate                                      10.45%


Total Principal Balance                                $6,060,189,069.48


Investor Participation Amount                          $750,000,000.00


Seller Participation Amount                            $1,076,855,736.20